FIRST AMENDMENT AGREEMENT
This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 16th day of February, 2017 among:
(a)    SIFCO INDUSTRIES, INC., an Ohio corporation (the “Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)    KEYBANK NATIONAL ASSOCIATION, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 9, 2016 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Bank Product Obligations”, “Borrowing Base”, “Required Lenders” and “Reserve” or “Reserves” therefrom and to insert in place thereof, respectively, the following:

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees and expenses owing by a Company to the Administrative Agent or any Lender (or an affiliate of a Lender) pursuant to or evidenced by the Bank Product Agreements, with respect to which such Lender (or an affiliate of a Lender) has delivered written notice to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, by the later of the Closing Date or ten days following creation of a Bank Product, (i) describing such Bank Product and setting forth the applicable Bank Product Amount and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 9.8 hereof.

“Borrowing Base” means an amount equal to the total of the following:

(a)    up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of the Borrowing Base Companies; plus

(b)    eighty-five percent (85%) of the aggregate Eligible Foreign Account Receivable Covered Amount; plus

(c)    the lesser of:

(i)    the lesser of (A) up to seventy percent (70%) of the aggregate of the cost or market value (whichever is lower), as determined on a first in first out basis in accordance with GAAP, of the Eligible Inventory of the Borrowing Base Companies consisting of raw material, work-in-process and finished goods, and (B) up to eighty-five percent (85%) of the Appraised Inventory NOLV of the Eligible Inventory of the Borrowing Base Companies consisting of raw material, work-in-process and finished goods; or, in the case of subparts (A) and (B) above, such lower percentages as determined based on Inventory appraisals); or

(ii)    Twenty-Two Million Dollars ($22,000,000); minus

(d)    during the Availability Block Period, the Availability Block; minus

(e)    other Reserves, if any;

provided that, anything herein to the contrary notwithstanding, the Administrative Agent shall at all times have the right to reduce such percentages, dollar amount caps or other components of the Borrowing Base from time to time, in its Permitted Discretion; provided further that the Administrative Agent shall use its best efforts to provide notice to the Borrower of any changes to the Reserves or advance rates at least three days prior to any such change becoming effective.

“Required Lenders” means the holders, based upon each Lender’s Applicable Commitment Percentages, of at least fifty-one percent (51%) of an amount (the “Total Amount”) equal to the sum of:

(a)    (i) during the Commitment Period, the Maximum Revolving Amount, or (ii) after the Commitment Period, the Revolving Credit Exposure; and

(b)    the principal outstanding on the Term Loan;

provided that (A) the portion of the Total Amount held or deemed to be held by any Defaulting Lender or Insolvent Lender shall be excluded for purposes of making a determination of Required Lenders, and (B) if there shall be two or more unaffiliated Lenders (that are not

Defaulting Lenders or Insolvent Lenders), Required Lenders shall constitute at least two unaffiliated Lenders.

“Reserve” or “Reserves” means Bank Product Reserves, Hedge Agreement Reserves and any other amount that the Administrative Agent reserves, without duplication, pursuant to Section 2.13 hereof, against the Borrowing Base

2.    Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Bank Product Amount” means the maximum amount to be included as a Bank Product Reserve, which amount may be established or increased (by further written notice to the Administrative Agent from time to time) as long as no Default or Event of Default exists.

“Bank Product Reserves” means the aggregate amount of reserves against the Borrowing Base established by the Administrative Agent from time to time in its sole discretion with respect to Bank Product Obligations.

“Hedge Agreement Amount” means the maximum amount to be included as a Hedge Agreement Reserve, which amount may be established or increased (by further written notice to the Administrative Agent from time to time) as long as no Default or Event of Default exists.

“Hedge Agreement Obligations” all obligations and liabilities of a Company to the Administrative Agent or any Lender (or an affiliate of a Lender) pursuant to or evidenced by Hedge Agreements, with respect to which such Lender (or an affiliate of a Lender) has delivered written notice to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, by the later of the Closing Date or ten days following the execution of a Hedge Agreement, (i) describing such Hedge Agreement and setting forth the applicable Hedge Agreement Amount and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 9.8 hereof.

“Hedge Agreement Reserves” means the aggregate amount of reserves against the Borrowing Base established by the Administrative Agent from time to time in its sole discretion with respect to Hedge Agreement Obligations.

3.    Amendment to Financial Statements, Collateral Reporting and Information. Section 5.3 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and insert in place thereof the following:

(a)    Borrowing Base. The Borrower shall deliver to the Administrative Agent and the Lenders, as frequently as the Administrative Agent may request, but no less frequently than by 5:00 P.M. (Eastern time) on each Wednesday of each calendar week (or the next Business Day if such Wednesday is not a Business Day), a Borrowing Base

Certificate (for the period ending on the Friday of the week prior to the date such Borrowing Base Certificate is submitted) prepared and certified by a Financial Officer. Each such Borrowing Base Certificate shall be updated for all activity (sales, billings, collections, credits and similar information) impacting the accounts receivable of the Borrowing Base Companies from the date of the immediately preceding Borrowing Base Certificate to the date of such Borrowing Base Certificate. The amount of Eligible Inventory and the determination as to which accounts receivable constitute Eligible Accounts Receivable to be included on each Borrowing Base Certificate shall, absent a request from the Administrative Agent that such amounts be calculated more frequently, be the amount that is calculated and updated monthly pursuant to subsections (f) and (g) below.

4.    Amendment to Other Covenants Default Provisions. Section 8.3 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and insert in place thereof the following:

(a)    If any Company shall fail or omit to perform and observe Section 5.4 hereof, and that Default shall not have been fully corrected within five days after the earlier of (i) any Financial Officer of such Company becomes aware of the occurrence thereof, or (ii) the giving of written notice thereof to the Borrower by the Administrative Agent that the specified Default is to be remedied.

5.    Amendment to Application of Proceeds Provisions. Section 9.8 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following:

(b)    Payments Subsequent to Exercise of Remedies. After the exercise by the Administrative Agent or the Required Lenders of remedies under this Agreement or the other Loan Documents, all monies received by the Administrative Agent shall be applied, unless otherwise required by the terms of the other Loan Documents or by applicable law, as follows:

(i)    first, to the payment of all obligations (to the extent not paid by the Borrower) incurred by the Administrative Agent pursuant to Sections 11.6 and 11.7 hereof and to the payment of Related Expenses to the Administrative Agent;

(ii)    second, to the payment pro rata of (A) interest then accrued and payable on the outstanding Loans, (B) any fees then accrued and payable to the Administrative Agent, (C) any fees then accrued and payable to the Issuing Lender or the holders of the Letter of Credit Commitment in respect of the Letter of Credit Exposure, (D) any commitment fees, amendment fees and similar fees shared pro rata among the Lenders under this Agreement that are then accrued and payable, and (E) to the extent not paid by the Borrower, to the obligations incurred by the Lenders (other than the Administrative Agent) pursuant to Sections 11.6 and 11.7 hereof;

(iii)    third, for payment of (A) principal outstanding on the Loans and the Letter of Credit Exposure, on a pro rata basis to the Lenders, based upon each such Lender’s Overall Commitment Percentage, provided that the amounts payable in respect of the Letter of Credit Exposure shall be held and applied by the Administrative Agent as security for the reimbursement obligations in respect thereof, and, if any Letter of Credit shall expire without being drawn, then the amount with respect to such Letter of Credit shall be distributed to the Lenders, on a pro rata basis in accordance with this subpart (iii), (B) the Hedge Agreement Obligations in the amount of the Hedge Agreement Reserves, and (C) the Bank Product Obligations in the amount of the Bank Product Reserves; with such payment to be pro rata among (A), (B) and (C) of this subpart (iii);

(iv)    fourth, to any remaining Secured Obligations (including such amount of Hedge Agreement Obligations and Bank Product Obligations that exceeds the amount of the Hedge Agreement Reserves and Bank Product Reserves, respectively); and

(v)    finally, any remaining surplus after all of the Secured Obligations have been paid in full, to the Borrower or to whomsoever shall be lawfully entitled thereto.

Each Lender hereby agrees to promptly provide all information reasonably requested by the Administrative Agent regarding any Bank Product Obligations owing to such Lender (or affiliate of such Lender) or any Hedge Agreement entered into by a Company with such Lender (or affiliate of such Lender), and each such Lender, on behalf of itself and any of its affiliates, hereby agrees to promptly provide notice to the Administrative Agent upon such Lender (or any of its affiliates) entering into any such Hedge Agreement or cash management services agreement. Amounts shall be applied to each category of Obligations set forth above until Full Payment thereof and then to the next category. If amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Obligations in the category. Amounts distributed with respect to any Hedge Agreement Obligations or Bank Product Obligations shall be the lesser of the applicable Hedge Agreement Amount or Bank Product Amount, as applicable, last reported to the Administrative Agent or the actual Hedge Agreement Obligations or Bank Product Obligations as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Hedge Agreement Obligations or Bank Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Lender (or affiliate of such Lender). If a Lender (or affiliate of such Lender) fails to deliver such calculation within five days following request by the Administrative Agent, the Administrative Agent may assume the amount to be distributed is the Hedge Agreement Amount or Bank Product Amount last reported to the Administrative Agent

6.    Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

7.    Reallocation of Outstanding Amounts. On the date hereof, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 1 hereto.

8.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a)    deliver to the Administrative Agent, for delivery to Presidential Financial Corporation, a Revolving Credit Note and a Term Note, each in the amount specified in Schedule 1 to the Credit Agreement;

(b)    deliver to the Administrative Agent a fully-executed Assignment and Acceptance Agreement, among the Borrower, the Administrative Agent and Presidential Financial Corporation, in form and substance satisfactory to the Administrative Agent;

(c)    execute and deliver to Presidential Financial Corporation, the Fee Letter, and pay to Presidential Financial Corporation the fees stated therein;

(d)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(e)    pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

9.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any material law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and similar laws and by equitable principles, whether considered at law or in equity.

10.    References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

11.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

13.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

14.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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12049378.2

JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Cleveland, Ohio as of the date first set forth above.

SIFCO INDUSTRIES, INC. By: /s/ Salvatore Incanno Salvatore Incanno Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By: /s/ Michael P. Gutia Michael P. Gutia Vice President

Signature Page to
First Amendment Agreement

PRESIDENTIAL FINANCIAL CORPORATION By: /s/ Dennis Schlesner Dennis Schlesner President

Signature Page to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of February 16, 2017. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF THE ADMINISTRATIVE AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, LENDERS AND THE UNDERSIGNED.

GENERAL ALUMINUM FORGINGS, LLC T & W FORGE, LLC QUALITY ALUMINUM FORGE, LLC By: /s/ Salvatore Incanno Salvatore Incanno Treasurer

Signature Page to
Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	TERM LOAN COMMITMENT PERCENTAGE	TERM LOAN COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	62.1474508300000%	$21,751,607.79	62.1474508300000%	$2,875,842.22	$24,627,450.01
Presidential Financial Corporation	37.8525491700000%	$13,248,392.21	37.8525491700000%	$1,751,607.79	$15,000,000.00
Total Commitment Amount	100%	$35,000,000	100%	$4,627,450.01	$39,627,450.01

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